As filed with the Securities and Exchange Commission on September 30, 2004

Registration No. 333-114707

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 8

TO

FORM S-3

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

NEW CENTURY REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	56-2451763
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

18400 Von Karman Avenue, Suite 1000

Irvine, California 92612

(949) 440-7030

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Brad A. Morrice

President and Chief Operating Officer

New Century REIT, Inc.

18400 Von Karman, Suite 1000

Irvine, California 92612

(949) 440-7030

Copies to:

Peter T. Healy, Esq. O’Melveny & Myers LLP 275 Battery Street, 26th Floor San Francisco, California 94111 (415) 984-8700	Louis J. Bevilacqua, Esq. Cadwalader, Wickersham & Taft LLP 100 Maiden Lane New York, New York 10038 (212) 504-6000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale to the public:

As soon as practicable after the effective date of this registration statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This filing is being made solely for the purpose of filing Exhibit 1.1 with respect to Amendment No. 7 to the Registrant’s Registration Statement on Form S-3.

Part II

Information not required in prospectus

Item 14.    Other expenses of issuance and distribution

The following table sets forth an estimate of the fees and expenses payable by New Century REIT, Inc. (the “Registrant”) in connection with the registration of the common stock offered hereby. All of such fees and expenses, except for the Registration Fee, are estimated:

Registration Fee—Securities and Exchange Commission	$129,824
NYSE Listing Fee	250,000
NASD Filing Fee	30,500
Accounting Fees and Expenses	150,000
Legal Fees and Expenses	500,000
Transfer Agent and Registrar Fees	5,000
Printing Expenses	300,000
Miscellaneous	2,134,676

Total	$3,500,000

Item 15.    Indemnification of directors and officers

The Registrant’s charter and bylaws require the Registrant to indemnify its directors and officers to the fullest extent required or permitted by law and to indemnify other employees and agents to such extent as may be authorized by the board of directors. The Maryland General Corporation Law, or the “MGCL,” requires a corporation (unless its charter provides otherwise, which the charter of the Registrant does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the receipt by the corporation of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.

The Registrant will maintain directors and officers liability insurance coverage for its directors and officers providing coverage for damages, judgments, settlements, defense costs, charges and expenses incurred by reason of any actual or alleged breach of duty, error, misstatement, misleading statement or omission done or made in their capacities as directors and/or officers of the Registrant.

Item 16.    Exhibits and financial statement schedules

(a)    Exhibits

Exhibit Number		Description

1.1		Form of Underwriting Agreement

2.1	*	Agreement and Plan of Merger dated as of April 21, 2004, by and among New Century Financial, the Registrant and NC Merger Sub, Inc.

3.1	*	Articles of Incorporation of the Registrant (to be renamed New Century Financial Corporation in connection with the merger) dated April 12, 2004

3.2	**	Form of Articles of Amendment and Restatement of the Registrant (to be renamed New Century Financial Corporation in connection with the merger) to be in effect as of the effective time of the merger

3.3	*	Bylaws of the Registrant (to be renamed New Century Financial Corporation in connection with the merger)

3.4	*	Form of Amended and Restated Bylaws of the Registrant (to be renamed New Century Financial Corporation in connection with the merger) to be in effect as of the effective time of the merger

4.1	****	Specimen Certificate for the Registrant’s Common Stock

5.1	*****	Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding legality of the securities being registered

8.1	***	Opinion of O’Melveny & Myers LLP regarding certain tax matters

23.1	******	Consent of KPMG LLP, Independent Registered Public Accounting Firm to the inclusion of its report dated January 21, 2004, with respect to New Century Financial Corporation’s consolidated financial statements

23.2	******	Consent of KPMG LLP, Independent Registered Public Accounting Firm to the inclusion of its report dated September 8, 2004, with respect to New Century REIT, Inc.’s consolidated balance sheet

23.3		Consent of Ballard Spahr Andrews & Ingersoll, LLP (included as part of Exhibit 5.1)

23.4		Consent of O’Melveny & Myers LLP (included as part of Exhibit 8.1)

24.1	†	Power of Attorney

*	Incorporated by reference from the Registrant’s Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on April 22, 2004.
**	Incorporated by reference from the Registrant’s Amendment No. 2 to Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on June 29, 2004.
***	Incorporated by reference from the Registrant’s Amendment No. 4 to Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on July 28, 2004.
****	Incorporated by reference from the Registrant’s Amendment No. 5 to Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on August 20, 2004.
*****	Incorporated by reference from the Registrant’s Amendment No. 6 to Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on September 15, 2004.
******	Incorporated by reference from the Registrant’s Amendment No. 7 to Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on September 24, 2004.
†	Previously included on the signature page to the Registrant’s Amendment No. 4 to Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on July 28, 2004 and to the Registrant’s Amendment No. 2 to Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on June 29, 2004.

(b)    Financial Statement Schedules

None.

Item 17.    Undertakings

(a) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(b) The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrant hereby undertakes:

1. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

2. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(e) The undersigned registrant hereby undertakes to withdraw this registration statement on Form S-3 if the merger is not consummated, and that no use will be made of this registration statement on Form S-3, or of the prospectus which is a part of this registration statement on Form S-3, until the merger is effective.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant, New Century REIT, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on this 30th day of September, 2004.

NEW CENTURY REIT, INC. (registrant)

By:	/s/ ROBERT K. COLE
Robert K. Cole Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ BRAD A. MORRICE Brad A. Morrice	Vice Chairman, President and Chief Operating Officer	September 30, 2004

/s/ PATTI M. DODGE Patti M. Dodge	Chief Financial Officer (Principal Financial and Accounting Officer)	September 30, 2004

/s/ ROBERT K. COLE Robert K. Cole	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	September 30, 2004

/s/ EDWARD F. GOTSCHALL Edward F. Gotschall	Vice Chairman-Finance and Director	September 30, 2004

* Harold A. Black	Director	September 30, 2004

* Fredric J. Forster	Director	September 30, 2004

* Donald E. Lange	Director	September 30, 2004

* William J. Popejoy	Director	September 30, 2004

Signature	Title	Date

* Michael M. Sachs	Director	September 30, 2004

* Terrence P. Sandvik	Director	September 30, 2004

* Richard A. Zona	Director	September 30, 2004

*By:	/S/ ROBERT K. COLE
Robert K. Cole Attorney-In-Fact

Exhibit index

Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

The following exhibits are included, or incorporated by reference, in this Form S-3 (and are numbered in accordance with Item 601 of Regulation S-K).

Exhibit Number		Description
1.1		Form of Underwriting Agreement
2.1	*	Agreement and Plan of Merger dated as of April 21, 2004, by and among New Century Financial, the Registrant and NC Merger Sub, Inc.
3.1	*	Articles of Incorporation of the Registrant (to be renamed New Century Financial Corporation in connection with the merger) dated April 12, 2004
3.2	**	Form of Articles of Amendment and Restatement of the Registrant (to be renamed New Century Financial Corporation in connection with the merger) to be in effect as of the effective time of the merger
3.3	*	Bylaws of the Registrant (to be renamed New Century Financial Corporation in connection with the merger)
3.4	*	Form of Amended and Restated Bylaws of the Registrant (to be renamed New Century Financial Corporation in connection with the merger) to be in effect as of the effective time of the merger
4.1	****	Specimen Certificate for the Registrant’s Common Stock
5.1	*****	Opinion of Ballard Spahr Andrews & Ingersoll, LLP regarding legality of the securities being registered
8.1	***	Opinion of O’Melveny & Myers LLP regarding certain tax matters
23.1	******	Consent of KPMG LLP, Independent Registered Public Accounting Firm to the inclusion of its report dated January 21, 2004, with respect to New Century Financial Corporation’s consolidated financial statements
23.2	******	Consent of KPMG LLP, Independent Registered Public Accounting Firm to the inclusion of its report dated September 8, 2004, with respect to New Century REIT, Inc.’s consolidated balance sheet
23.3		Consent of Ballard Spahr Andrews & Ingersoll, LLP (included as part of Exhibit 5.1)
23.4		Consent of O’Melveny & Myers LLP (included as part of Exhibit 8.1)
24.1†		Power of Attorney

*	Incorporated by reference from the Registrant’s Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on April 22, 2004.
**	Incorporated by reference from the Registrant’s Amendment No. 2 to Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on June 29, 2004.
***	Incorporated by reference from the Registrant’s Amendment No. 4 to Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on July 28, 2004.
****	Incorporated by reference from the Registrant’s Amendment No. 5 to Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on August 20, 2004.
*****	Incorporated by reference from the Registrant’s Amendment No. 6 to Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on September 15, 2004.
******	Incorporated by reference from the Registrant’s Amendment No. 7 to Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on September 24, 2004.
†	Previously included on the signature page to the Registrant’s Amendment No. 4 to Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on July 28, 2004 and to the Registrant’s Amendment No. 2 to Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on June 29, 2004.